                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) February 18, 1998
                                                        -----------------


                    American General Hospitality Corporation
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Maryland                           1-11903                            75-2648842
--------------------------------------------------------------------------------
(State or Other                  (Commission                    (I.R.S. Employer
Jurisdiction of                  File Number)                     Identification
incorporation)                                                              No.)


          5605 MacArthur Boulevard, Suite 1200, Irving, Texas        75038
--------------------------------------------------------------------------------
                (Address of Principal Executive Offices)           (Zip Code)



       (Registrant's Telephone Number, Including Area Code (972) 550-6800
                                                           --------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.   OTHER EVENTS.

          American General Hospitality Corporation, a Maryland corporation (the "Registrant"), is filing this Current Report on Form 8-K in connection with the issuance of 1,095,890 shares of its Common Stock, par value $0.01 per share
(the "Common Stock"). The Common Stock was registered as part of the Company's Registration Statement on Form S-3 (File No. 333-33007), which was declared effective by the Securities and Exchange Commission on August 28, 1997. On February 18, 1998, the Company agreed to sell the shares of Common Stock to A.G. Edwards & Sons, Inc. at $26.01 per share.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS.

Exhibit   Description
-------   -----------
1.1 Underwriting Agreement, dated February 18, 1998, between the Registrant and A.G. Edwards & Sons, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMERICAN GENERAL HOSPITALITY CORPORATION
                                    (Registrant)


Date:  February 18, 1998
                               By: /s/ Kenneth E. Barr
                                   --------------------------------
                                   Name:   Kenneth E. Barr
                                   Title:  Executive Vice President, Chief
                                           Financial Officer (Principal
                                           Financial Officer), Secretary and
                                           Treasurer

EXHIBIT INDEX

Exhibit   Description
-------   -----------
1.1 Underwriting Agreement, dated February 18, 1998, by and between the Registrant and A.G. Edwards & Sons, Inc.